                                                                               .
                                                                               .
                                                                               .

                                                                     Exhibit 1.1



[LOGO - BRITISH COLUMBIA COAT OF ARMS]   MINISTRY OF FINANCE                               TRANSITION APPLICATION
                                         Corporate and Personal
                                         Property Registries                               FORM 43 - BC COMPANY
                                         www.fin.gov.bc.ca/registries                Section 437 Business Corporations Act

Telephone: 250 356 - 8626                                              FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)
Office Hours: 8:30 - 4:30 (Monday - Friday)                            The personal information requested on this form is made
                                                                       available to the public under the authority of the Business
DO NOT MAIL THIS FORM TO THE CORPORATE AND PERSONAL PROPERTY           Corporations Act. Questions about how the FIPPA applies to
REGISTRIES UNLESS YOU ARE INSTRUCTED TO DO SO BY REGISTRY STAFF.       this personal information can be directed to the
THE REGULATION UNDER THE BUSINESS CORPORATIONS ACT REQUIRES THIS       Administrative Assistant of the Corporate and Personal
FORM TO BE FILED ON THE INTERNET AT WWW.CORPORATEONLINE.GOV.BC.CA      Property Registries at 250 356-1198, PO Box 9431 Stn Prov
                                                                       Govt, Victoria BC V8W 9V3.

---------------------------------------------------------------------------------------------------------------------------------
A.   INCORPORATION NUMBER OF COMPANY

     BC0442303

---------------------------------------------------------------------------------------------------------------------------------
B.   NAME OF COMPANY
     Enter the name of the company applying for transition.

     Pine Valley Mining Corporation

---------------------------------------------------------------------------------------------------------------------------------
C.   CERTIFIED CORRECT - I have read this form and found it to be correct.


NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE   |   SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR  |
COMPANY                                        |   THE COMPANY                                    |  DATE SIGNED
                                               |                                                  |
Mark Fields                                    |   "Mark Fields"                                  |  August 12, 2004
-----------------------------------------------|--------------------------------------------------|------------------------------

                                                NOTICE OF ARTICLES

---------------------------------------------------------------------------------------------------------------------------------
A.   NAME OF COMPANY

     Set out the name of the company. The name must be the name that the company had immediately before the time of this filing.

     PINE VALLEY MINING CORPORATION

---------------------------------------------------------------------------------------------------------------------------------
B.   TRANSLATION OF COMPANY NAME
     Set out every translation of the company name that the company intends to use outside of Canada, or if none, enter "not applicable".

     not applicable

---------------------------------------------------------------------------------------------------------------------------------
C.   DIRECTOR NAME(S) AND ADDRESS(ES)

     Set out the name and prescribed address of each individual who was, immediately before the time of this filing, a director of the company. A prescribed address for a director is the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days. If there is no office at which the individual can usually be served with records during these hours, enter the delivery address and mailing address, if different, of the individual's residence. Before this form can be filed, the company must ensure that immediately before the transition application is submitted to the registrar for filing, the information in the corporate register respecting the directors of the company is correct. Attach an additional sheet if more space is required.

FULL NAME                                |  DELIVERY ADDRESS                    |   MAILING ADDRESS
INCLUDING MIDDLE NAME, IF APPLICABLE     |  INCLUDING POSTAL CODE               |   INCLUDING POSTAL CODE
-----------------------------------------|--------------------------------------|------------------------------------------------
Mark Fields                              |  Suite 501 - 535 Thurlow Street      |   Suite 501 - 535 Thurlow Street
                                         |  Vancouver, BC V6E 3L2               |   Vancouver, BC V6E 3L2
-----------------------------------------|--------------------------------------|------------------------------------------------
Mark Smith                               |  Suite 501 - 535 Thurlow Street      |   Suite 501 - 535 Thurlow Street
                                         |  Vancouver, BC V6E 3L2               |   Vancouver, BC V6E 3L2
-----------------------------------------|--------------------------------------|------------------------------------------------
Clay Gillespie                           |  Suite 501 - 535 Thurlow Street      |   Suite 501 - 535 Thurlow Street
                                         |  Vancouver, BC V6E 3L2               |   Vancouver, BC V6E 3L2
-----------------------------------------|--------------------------------------|------------------------------------------------
Gordon J. Fretwell                       |  467 Hadden Drive                    |   467 Hadden Drive
                                         |  West Vancouver, BC  V7S 2G4         |   West Vancouver, BC  V7S 2G4
-----------------------------------------|--------------------------------------|------------------------------------------------
Graham Mackenzie                         |  Suite 501 - 535 Thurlow Street      |   Suite 501 - 535 Thurlow Street
                                         |  Vancouver, BC V6E 3L2               |   Vancouver, BC V6E 3L2
-----------------------------------------|--------------------------------------|------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
D.   REGISTERED OFFICE ADDRESSES

     Set out the delivery and mailing addresses of the office that was the registered office of the company immediately before the time of this filing.

     DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING POSTAL CODE)

     3000 Royal Centre, 1055 West Georgia Street, Vancouver, BC  V6E 3R3

---------------------------------------------------------------------------------------------------------------------------------
     MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING POSTAL CODE)

     3000 Royal Centre, P.O. Box 11130, 1055 West Georgia Street, Vancouver, BC  V6E 3R3
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
E.   RECORDS OFFICE ADDRESSES

     Set out the delivery and mailing addresses of the office that was the registered office of the company immediately before the time of this filing.

     DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING POSTAL CODE)

     3000 Royal Centre, 1055 West Georgia Street, Vancouver, BC  V6E 3R3

---------------------------------------------------------------------------------------------------------------------------------
     MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING POSTAL CODE)

     3000 Royal Centre, P.O. Box 11130, 1055 West Georgia Street, Vancouver, BC  V6E 3R3

---------------------------------------------------------------------------------------------------------------------------------
F.   PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act)

     [X]   Pre-existing Company Provisions apply to this company.

---------------------------------------------------------------------------------------------------------------------------------
G.   AUTHORIZED SHARE STRUCTURE

     Set out the authorized share structure of the company. The information set out must reflect the information that was contained in the company's memorandum or articles immediately before the time of this filing. Attach an additional sheet if more space is required.

     For each class or series of shares please RE-STATE the information contained in the company's memorandum or articles.

     o  The identifying name of each class or series of its shares.

     o  The maximum number of shares of the class or series of shares that the company is authorized to issue.

     o  The kind of shares of the class or series of shares - state whether the shares are without par value or with par value -
        if with par value, state the amount of the par value, in Canadian dollars.

     o  Whether or not there are special rights or restrictions attached to the shares of the class or series of shares

---------------------------------------------------------------------------------------------------------------------------------
                            | Maximum number of shares    |                                         |      Are there special
                            | of this class or series     |                                         |    rights or restrictions
                            |    of shares that the       |                                         |    attached to the shares
                            | company is authorized to    |      Kind of shares of this class       |   of this class or series
                            |          issue              |           or series of shares           |          of shares?
                            |-----------------------------|-------------------|---------------------|----------------------------
 Identifying name of class  | MAXIMUM NUMBER OF SHARES    |   PAR VALUE       |  TYPE OF CURRENCY   |            YES/NO
    or series of shares     |        AUTHORIZED           |                   |                     |
----------------------------|-----------------------------|-------------------|---------------------|----------------------------
          Common            |       100,000,000           |    Without        |        N/A          |              No
----------------------------|-----------------------------|-------------------|---------------------|----------------------------
